Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “First Amendment”), dated as of January 31, 2009 (the “Amendment Date”), is made by and between GSC Enterprises, Inc., a Texas corporation (“Seller”) and Nash Finch Company, a Delaware corporation (“Parent”). Capitalized terms used herein without definition shall have the meanings specified in the Asset Purchase Agreement (as defined below).
RECITALS
     WHEREAS, Seller, MKM Management, L.L.C., a Texas limited liability company, Michael K. McKenzie, Grocery Supply Acquisition Corp., a Delaware corporation (“Purchaser”), and Parent entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of December 17, 2008; and
     WHEREAS, in accordance with Section 9.6 of the Asset Purchase Agreement, Seller and Parent desire to amend the Asset Purchase Agreement in a manner set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Parent agree as follows:
ARTICLE ONE
AMENDMENTS
     Section 1.1 Amendment to Section 1.1. Section 1.1 of the Asset Purchase Agreement is hereby amended by deleting Sections 1.1.17 and 1.1.18 in their entirety and replacing them with the following:
     “Section 1.1.17 all Taxable Industrial Revenue Bond Series 2006 (Grocery Supply Company Project), issued pursuant to that certain Trust Indenture, by and between City of Junction City, Kansas, as Issuer, and Bank of Oklahoma, N.A., as Trustee (the “Junction City Bonds”);
     Section 1.1.18 all other rights and assets not described above which are used or held for use in the Business, which are not an Excluded Asset; and
     Section 1.1.19 the bank accounts set forth on Schedule 1.1.19 (the “Cash Accounts”).”
     Section 1.2 Amendment to Section 1.2.5. Section 1.2.5 of the Asset Purchase Agreement is hereby amended to read as follows:
     “all cash and cash equivalents, other than the Cash Accounts.”
     Section 1.3 Amendment to Section 1.7. Section 1.7 of the Asset Purchase Agreement is hereby amended by replacing “No later than three (3) Business Days prior to the Closing Date” with “No later than February 1, 2009”.

     Section 1.4 Amendment to Section 3.6.2. Section 3.6.2 of the Asset Purchase Agreement is hereby amended by deleting Sections 3.6.2(a) and 3.6.2(b) in their entirety and replacing them with the following:
     “(a) unaudited balance sheets for the Distribution Facilities as of and for the fiscal years ended December 30, 2006 and December 29, 2007, and the related statements of operations for the fiscal years ended December 30, 2006 and December 29, 2007;
     (b) an unaudited balance sheet for the Distribution Facilities as of September 27, 2008 (the “Business Base Balance Sheet”) and an unaudited statement of operations for the Distribution Facilities for the nine-month period ended September 27, 2008; and
     (c) an unaudited balance sheet for the Distribution Facilities for the fiscal year ended January 3, 2009 and an unaudited statement of operations for the Distribution Facilities for the fiscal year ended January 3, 2009.”
     Section 1.5 Amendment to Section 3.6.7. Section 3.6.7 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:
“Without limiting any representation and warranty set forth in this Section 3.6, the financial data, financial statements and other information set forth on Schedule 3.6.7 of the Seller Disclosure Schedule are true, accurate and complete and present fairly in all material respects the financial condition of the Business at each Distribution Facility in accordance with GAAP consistently applied and the results of operations of the Business at each Distribution Facility at and for the periods presented therein.”
     Section 1.6 Amendment to Section 5.14. Section 5.14 of the Asset Purchase Agreement is hereby deleted in its entirely and replaced with the following:
     “Reserved”
     Section 1.7 Amendment to Section 7.3. Section 7.3 to the Asset Purchase Agreement is hereby amended by adding the following sentence after the last line of Section 7.3:
“For the avoidance of doubt, Seller acknowledges and agrees that any Purchaser Indemnitee’s right to indemnification, reimbursement or any other remedy based upon any breach or inaccuracy of any representation or warranty contained herein will not be affected by the due diligence investigation and review of the Business conducted by Purchaser or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date.”
     Section 1.8 Amendment to Section 9.5. Section 9.5 to the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:
     “This Agreement and the Other Agreements (including any additional agreements contemplated hereby or thereby, any side letters or agreements entered into by the Parties prior to or at the Closing and the Disclosure Schedule) contain the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, written or oral, with respect thereto other than the Confidentiality Agreement, which shall survive and remain in full force and effect according to its terms; provided, however, that if this Agreement is terminated in accordance with its terms (other than due to a intentional breach of this Agreement by Seller, MKM Management or MKM) then the “Exclusivity Period” (as defined in the Confidentiality Agreement) shall terminate effective as of the termination date of this Agreement.”
     Section 1.9 Annex A.1. The following terms are hereby amended and restated in their entirety as follows:
     “Base Net Working Capital” means $62,050,346.50.
     “Current Assets” means the aggregate dollar amount of all Cash Accounts plus Accounts Receivable plus Inventory plus Prepaid Expenses properly characterized as such as determined in accordance with GAAP.
     “Current Liabilities” means the aggregate dollar amount of all Accounts Payable and Accrued Expenses as determined in accordance with GAAP.
     Section 1.10 Annex A.2. Annex A.2 is hereby amended by deleting the terms “Carve-Out Accounting Principals” and “Subsequent Financial Reports”. Annex A.2 is hereby amended by adding the following after the term “Carve-Out Financial Statements”:

Cash Accounts	1.1.19
     Section 1.11 Amendment to Exhibit A. Exhibit A to the Asset Purchase Agreement is hereby amended and restated in its entire as set forth in Exhibit A hereto.
     Section 1.12 Amendments to Schedules. The following schedules to the Asset Purchase Agreement are hereby amended and restated in their entirely as set forth in the corresponding schedule set forth herein:
          (a) Schedule 1.1.4
          (b) Schedule 1.1.7
          (c) Schedule 1.1.8
          (d) Schedule 1.1.16
          (e) Schedule 1.1.19
          (f) Schedule 1.3.2
          (g) Schedule 1.4.9
          (h) Schedule 3.5
          (i) Schedule 3.6.2

          (j) Schedule 3.6.7
          (k) Schedule 3.8.4
          (l) Schedule 3.8.5
          (m) Schedule 3.8.9
          (n) Schedule 3.14
ARTICLE TWO
MISCELLANEOUS
     Section 2.1 No Other Amendments; References. Except as specifically amended hereby, the Asset Purchase Agreement shall continue in full force and effect as written. All references in the Asset Purchase Agreement to “this Agreement” and words of similar import shall refer to the Asset Purchase Agreement as amended hereby.
     Section 2.2 Incorporation by Reference. The provisions of Sections 9.3 (Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury), 9.6 (Waivers and Amendments; Non Contractual Remedies; Preservation of Remedies), 9.7 (Severability), 9.11 (Counterparts), and 9.12 (Headings) of the Asset Purchase Agreement shall be incorporated by reference into this First Agreement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the undersigned Parties have executed this First Agreement as of the Amendment Date.

SELLER: GSC ENTERPRISES, INC.
By:	/s/ Michael J. Bain
	Name:	Michael J. Bain
	Title:	President and CEO

[Signature Page to First Amendment to Asset Purchase Agreement]

PARENT: NASH FINCH COMPANY
By:	/s/ Robert B. Dimond
	Name:	Robert B. Dimond
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Asset Purchase Agreement]